Toews Tactical Growth Allocation Fund

THGWX

Summary Prospectus

August 28, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 28, 2019, along with the Fund’s annual report dated April 30, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://toewscorp.com/mutual-funds-2/. You can also obtain these documents at no cost by calling 1-877-558-6397 or by sending an email request to OrderToews@ultimusfundsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ToewsCorp.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Investment Objectives: The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.65%
Acquired Fund Fees and Expenses (1)	0.11%
Total Annual Fund Operating Expenses	1.76%
Fee Waiver and/or Expense Reimbursement (2)	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver	1.36%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement exclusive of any (i) front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the adviser) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days’ written notice to the adviser.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$515	$917	$2,040

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 568% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser seeks to achieve the Fund’s investment objective by investing primarily in: (1) exchange traded funds (“ETFs”) that invest primarily in U.S. and foreign common stocks of any capitalization and U.S. and foreign fixed income securities of any rating (including high-yield debt instruments, also known as “junk bonds”), (2) U.S. and foreign common stocks of any capitalization, (3) U.S. and foreign fixed income securities of any rating (including high-yield debt instruments), (4) futures, total return swaps or credit default swaps that use high yield debt instruments or high yield indexes as reference assets, and (5) U.S. or foreign cash equivalents using the adviser’s “Growth Allocation” strategy. The use of “Growth” in both the Fund’s name and the strategy’s name refers to the primary investment objective of long-term growth of capital rather than a strategy of investing in relatively high growth companies. Fixed-income securities and cash equivalents (such as US Treasury securities) may be of any duration or maturity. The Fund may also invest in futures contracts on such fixed-income securities and US Treasury securities.

The adviser’s Growth Allocation strategy allocates assets among the following sub-strategies: (1) Hedged International Developed Equities, (2) Hedged High Yield Bond, (3) Hedged Large-Cap (4) Hedged Mid-Cap and (5) Hedged Small-Cap. Each sub-strategy seeks to capture returns representative of broad-based securities market indices or securities suggested by the sub-strategy’s name. The Fund’s level of investment risk economic exposure will range from 0% to 125% of the adviser’s expected total return of each sub-strategy index. The Fund defines the returns of the MSCI EAFE Index (composed of equities from 21 non-U.S. economically developed countries) as representative of the returns sought under the Hedged International Developed Equities sub-strategy. The Fund defines the returns of high-yield debt instruments (those rated lower than Baa3 by Moody’s or lower than BBB- by S&P) as representative of the returns sought under the Hedged High Yield Bond sub-strategy. The Fund defines the returns of the S&P 500 Index as representative of the returns sought under the Hedged Large-Cap sub-strategy. The Fund defines the returns of the S&P Mid-Cap 400 Index as representative of the returns sought under the Hedged Mid-Cap sub-strategy. The Fund defines the returns of the S&P Small-Cap 600 Index as representative of the returns sought under the Hedged Small-Cap sub-strategy.

The adviser anticipates its Growth Allocation strategy, which determines asset allocation based upon an analysis of long-term historical returns and volatility of various asset classes, will produce asset allocation ranges as follows:

Sub-Strategy Asset Class	Allocation Target	Allocation Range
Hedged International Developed Equities	30%	0% to 50%
Hedged High Yield Bond	20%	0% to 50%
Hedged Large-Cap Equities	20%	0% to 40%
Hedged Mid-Cap Equities	15%	0% to 30%
Hedged Small-Cap Equities	15%	0% to 30%

Each sub-strategy will be hedged (or sold outright to a cash equivalent) independently of the others. This means the Fund may not be completely hedged or allocated at any one time and the Fund may maintain a position in one or more asset class and/or style position while being a defensive position for one or more others. Other than a cash equivalent, one asset class and/or style position will not dominate the total allocation of the Fund; however, the adviser may leverage each asset class and/or style position slightly. Generally, the allocation will not be rebalanced until ending a defensive position. However, the adviser may from time to time rebalance to the Fund to targets based on the adviser’s discretion.

Up to 50% of the Fund’s assets may be invested in high yield debt instruments. The Fund defines high-yield debt instruments as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by S&P (below investment grade). Additionally, the Fund’s entire high yield debt allocation may be in securities rated below Caa3 by Moody’s or CCC- by S&P or derivatives of such instruments. The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps or total return swaps.

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The Fund’s secondary objective is to limit risk during unfavorable market conditions, and when the adviser determines such conditions exist, the Fund will take a defensive position and/or be allocated 100% to U.S. Treasuries or short-term fixed income securities, U.S. or foreign cash or cash equivalents.

The adviser employs what it defines as a “hedging” strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US and foreign stock indices and fixed income markets. To hedge the Fund’s Underlying Fund positions, the Fund may buy put options on or sell short ETFs, futures contracts, and/or derivatives that primarily invest in high-yield debt instruments and/or equity instruments. The Fund’s level of economic exposure will range from 0% to 125% of the adviser’s expected total return of said indices and markets. To hedge the Fund’s Underlying Fund positions, the Fund may buy equity or index put options on or sell short equity index futures contracts. The fund may hold equity index futures contracts and/or other derivatives. The advisor may sell short the iBoxx IShares High Yield Corporate Bond Futures contract to hedge the economic exposure of the fund. The Fund may invest in US Treasury bills, notes, and bonds of any duration or length until maturity. The Fund may invest in derivatives or futures contracts that derive the value from US Treasury bills, notes, and bonds of any duration or length until maturity. The adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US and foreign stock indices and, with respect to the high-yield bond segments of the portfolio, the high-yield bond market as a whole.

In seeking to provide some downside protection, the Fund employs an options strategy. In favorable markets, the Fund purchases out of the money put options on broad-based market and futures market indices. The value of such put options will increase during market declines and may help reduce the Fund’s potential losses during such periods. In unfavorable markets, the Fund will close out those option positions. Additionally, the Fund may purchase call options on broad-based market and futures market indices during unfavorable markets. The value of such call options will increase during rising markets and may help the Fund capture positive returns that otherwise may have been missed in a rising market.

Generally, the adviser does not attempt to evaluate individual securities. The adviser uses technical analysis of U.S. and foreign equity and fixed-income (including high yield bond) markets. The adviser monitors, including monitoring price movements and momentum of, said markets, in an effort to identify the proper weighting of the Fund’s portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the broad-based U.S. and foreign stock indices and fixed-income (including high-yield bond) markets. The adviser’s decision to buy or sell the Fund holding will be made based on current market conditions and the adviser’s determination of the appropriate exposure level to said indices/markets. Equity index futures contracts trade on margin. To gain exposure to an Equity index futures contract, a certain percentage of the Fund’s assets may be allocated to a futures broker as collateral. This collateral amount is much less than the notional exposure to the underlying index. The Fund may allocate the cash or securities not needed for collateral to fixed income ETFs or other fixed income securities and/or in an addition to fixed income derivatives. The Fund’s allocation to fixed income ETFs and/or other fixed income securities may be significant. The Fund’s adviser may engage in active and frequent trading of the Fund’s portfolio securities and derivatives to achieve the Fund’s investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

•	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
•	Below-Investment Grade Securities Risk: High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.
•	Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities. These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.
•	Derivatives Risk: The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, including total return swaps or credit default swaps, which can be riskier than traditional investments because they involve leverage risk, tracking risk, may be illiquid, and may suffer counterparty default. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).
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•	Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
•	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
•	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.
•	Foreign Risk: The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.
•	Futures Risk: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.
•	Hedging Risk: When the adviser believes market conditions are unfavorable, the adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.
•	Interest Rate Risk: When the Fund invests in bonds or in underlying funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
•	Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.
•	Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Management Risk: The ability of the Fund to meet its investment objective is directly related to the adviser’s investment model. The models used by the adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results.
•	Market Risk: Securities prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
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•	Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.
•	Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.
•	Small-Cap and Mid-Cap Risk: Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.
•	Total Return Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.
•	U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	3/31/2012	9.49%
Worst Quarter:	9/30/2011	(7.80)%

The total return for Fund shares from January 1, 2019 to June 30, 2019 was 10.36%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Years	Since Inception of the Fund (8-2-10)
Return before taxes	(7.53)%	(0.89)%	1.67%
Return after taxes on distributions	(7.97)%	(1.18)%	1.07%
Return after taxes on distributions and sale of Fund shares	(4.46)%	(0.77)%	1.10%
S&P 500 Total Return Index* (reflects no deduction for fees, expenses, or taxes)	(4.38)%	8.49%	12.32%
*	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Adviser: Toews Corporation is the Fund’s investment adviser.

Portfolio Managers: Phillip Toews, President, Randall Schroeder, Chief Operating Officer, Jason Graffius, Head of Research, and Charles Collins, Head of Trading, of the adviser, serve as the Fund’s Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Toews and Schroeder have each served the Fund in this capacity since the Fund commenced operations in 2010. Mr. Graffius has served the Fund in this capacity since August 2014. Mr. Collins has served the Fund in this capacity since August 2017.

Purchase and Sale of Fund Shares: The minimum initial investment to open any type of account is $10,000. The minimum subsequent investment is $100 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, on the Fund’s website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. Withdrawals from your tax-free plan may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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